SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  March 15, 2005


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)

One Procter & Gamble Plaza, Cincinnati, Ohio                    45202
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (513) 983-1100
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ITEM 7.01  REGULATION FD DISCLOSURE

     On March 15, 2005, The Procter & Gamble Company (the "Company") issued a press release announcing that it confirms prior earnings guidance for third quarter 2004/05. The Company is furnishing this 8-K pursuant to Item 7.01, "Regulation FD Disclosure".


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY

                                       /S/ CHRIS B. WALTHER
                                       -------------------------------------
                                       Chris B. Walther, Associate General
                                       Counsel and Assistant Secretary
                                       March 15, 2005


                                    EXHIBITS

99.     News Release by The Procter & Gamble Company dated March 15, 2005.